                                                                  [SBI USA LOGO]


August 22, 2002

J2 Communications
10850 Wilshire Blvd., Suite 1000
Los Angeles, CA  90024

Attention: Daniel S. Laikin
           Chief Operating Officer

       Re: Advisory Agreement

Gentlemen:

         We are pleased to set forth the terms of the retention of SBI USA, LLC ("SBI USA" or the "Advisor") by J2 Communications (the "Company").

         1. The Advisor will assist the Company as its non-exclusive financial advisor through Introductions to Certain Parties relevant to the Company's stock and Market Making activities.

         (a) Introduction to Certain Parties: In such capacity, Advisor will provide introductions to Broker-Dealers, Market Makers, or small Institutional Investors with a focus on relevant industries and/or securities. This will be facilitated, in part, by a domestic road show.

         (b) Market Making: In such capacity, Advisor will engage in Market Making activities related to the Company's stock for the term of this engagement through its affiliation with First Securities USA, Inc, member NASD/SIPC.

         2. As compensation for services decribed in Section 1, the Company will authorize, and the Advisor or its designees shall be entitled to receive upon acceptance and execution of this agreement, nine month purchase warrants for the purchase of 50,000 shares of common stock at an exercise price of $7.00 per share. The shares underlying the warrants shall be registered by the Company prior to exercise.

         3. The Company agrees to promptly reimburse the Advisor, upon request from time to time, for documented out-of-pocket expenses incurred by the Advisor (including fees and disbursements of counsel, and of other consultants and advisors retained by the Advisor) in connection with the matters contemplated by this Agreement, provided, however, that any single expense item greater than $1,000.00 shall require prior approval of the Company. A summary of expenses incurred will be submitted on a monthly basis to the company for payment upon receipt.

         4. In connection with the Advisor's activities on the Company's behalf, the Company will cooperate with the Advisor and will, upon request, furnish the Advisor with all material information and data concerning the Company, to the extent available to the Company (the

J2 COMMUNICATIONS
PAGE 2

"Information"), and will provide the Advisor with access to the Company's officers, directors, employees, independent accountants, and legal counsel. The Company represents and warrants that all Information (a) made available to the Advisor by the Company or (b) contained in any filing by the Company with any court or governmental regulatory agency, commission, or instrumentality will, at all times during the period of the engagement of the Advisor hereunder, be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading. The Company further represents and warrants that any projections provided by it to the Advisor will have been prepared in good faith and will be based upon assumptions which, in light of the circumstances under which they are made, are reasonable. The Company acknowledges and agrees that, in rendering its services hereunder, the Advisor will be using and relying on the Information (and information available from public sources and other sources deemed reliable by the Advisor) without independent verification thereof by the Advisor or independent appraisal by the Advisor of any of the Company or the Company's assets. Any advice rendered by the Advisor pursuant to this Agreement may not be disclosed publicly without the Advisor's prior written consent.

         5. The Company agrees to indemnify the Advisor in accordance with the indemnification provisions (the "Indemnification Provisions") attached to this Agreement, which Indemnification Provisions are incorporated herein and made a part hereof.

         6. The term of this Agreement shall commence on the date hereof and expire on the first anniversary of the date hereof. Notwithstanding the foregoing, either party hereto may terminate this Agreement at any time upon written notice, without liability or expenses incurred or continuing obligation, except as otherwise set forth in this Section 6. Such termination shall be effective 30 days from the date of the receipt of the written notice. Neither termination of this Agreement nor completion of the assignment contemplated hereby shall affect: (i) any compensation earned by the Advisor up to the effective date of termination or completion, as the case may be, (ii) any compensation to be earned by the Advisor after termination pursuant to paragraph 2 hereof, (iii) the reimbursement of expenses incurred by the Advisor up to the date of termination or completion, as the case may be, (iv) the provisions of Sections 3 to 9, inclusive, of this Agreement, and (v) the attached Indemnification Provisions which are incorporated herein, all of which shall remain operative and in full force and effect.

         7. The validity and interpretation of this Agreement shall be governed by the law of the State of California applicable to agreements made and to be fully performed therein, without reference to conflicts of laws. The Company irrevocably submits to the jurisdiction of any court of the State of California located in Los Angeles county or the United States District Court located in Los Angeles county for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated hereby, which is brought by or against the Company, and (i) hereby irrevocably agrees that all claims in respect of any such suit, action, or proceeding may be heard and determined in any such court and (ii) to the extent that the Company has acquired, or hereafter may acquire any immunity from jurisdiction of such court or from any legal process therein, the Company hereby waives, to the fullest extent permitted by law, such immunity. The Company hereby waives, and agrees not to assert in any such suit, action, or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) the Company is not personally subject to the jurisdiction of any such court, (b) the Company is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to the Company's property, or (c) any such suit, action, or proceeding is brought in an inconvenient forum.

J2 COMMUNICATIONS
PAGE 3

         8. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns. Notwithstanding the forgoing, the Advisor may not assign its obligations to perform under this Agreement without the prior written consent of the Company, in its sole discretion.

         9. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all of such counterparts taken together shall constitute one and the same Agreement. This Agreement may not be modified or amended, except in writing signed by the parties hereto.

If the foregoing correctly sets forth the understanding we have heretofore reached, please sign and return the enclosed copy of this letter. If this Letter of Intent is not signed by August 30, 2002, and an extension has not been mutually agreed upon in writing by the Company and the Advisor, this Letter of Intent will be considered void. By accepting this letter, the Company agrees to keep this letter and all terms confidential and not to "shop" it with any other Advisor or underwriters.

                                       Very truly yours,

                                       SBI USA, LLC


                                       By:
                                           -------------------------------------
                                           Shelly Singhal
                                           Managing Director

Confirmed and Agreed to this _____ day of August, 2002:

J2 COMMUNICATIONS

By:
       -----------------------------
Name:
       -----------------------------
Title:
       -----------------------------

J2 COMMUNICATIONS
PAGE 4

                           INDEMNIFICATION PROVISIONS

         The Advisor will be acting on behalf of J2 Communications (the "Company") in connection with the services or matters that are the subject of the Agreement to which this Exhibit A is attached. Accordingly, the Company agrees to indemnify and hold harmless the Advisor and their respective affiliates, their respective directors, officers, agent, and employees and affiliates, and each other person, if any, controlling any such Advisor or any of their respective affiliates (collectively the "Indemnified Persons"), from and against any losses, claims, damages, liabilities or expenses (or actions, including shareholder actions, in respect thereof) related to or arising out of such engagement or the Advisor's role in connection therewith, and will reimburse the Indemnified Persons for all reasonable expenses (including out-of-pocket expenses and Advisor's counsel fees and expenses) as they are incurred by the Indemnified Persons in connection with investigating, preparing or defending any such action or claim, whether or not in connection with pending or threatened litigation in which any Advisor or any Indemnified Person is a party. The Company will not, however, be responsible to any particular Advisor for any losses, claims, damages, liabilities, or expenses which are finally judicially determined to have resulted primarily from such Advisor's willful misconduct or bad faith. The Company also agrees that none of the Indemnified Persons shall have any liability to the Company for or in connection with the services or matters pertaining to the Agreement except for any such liability for losses, claims, damages, liabilities or expenses incurred by the Company that results primarily from any Advisor's willful misconduct or bad faith. If the forgoing indemnity is unavailable or insufficient to hold the Indemnified Persons harmless, then the Company shall contribute to the amount paid or payable by the Indemnified Persons, in respect of the Indemnified Persons, for losses, claims, damages, liabilities, or expenses in such proportion as appropriately reflects the relative benefits received by, and fault of, the Company, on the one hand and the Indemnified Persons, on the other, in connection with the matters as to which such losses, claims, damages, liabilities or expenses relate and other equitable consideration; provided, however, the Company agrees that the aggregate contribution of all Indemnified Persons shall in all cases be not more than the amount of fees actually received by the Advisor for their services. It is hereby further agreed that the relative benefits to the Company on the one hand and the Indemnified Persons on the other with respect to any transaction contemplated by the Agreement shall be deemed to be in the same proportion as (i) the total value of the transaction bears to
(ii) the fees actually paid to the Advisor with respect to such transaction. The foregoing Agreement shall be in addition to any rights that any Advisor or any Indemnified Person may have at common law or otherwise. The Company hereby consents to personal jurisdiction and service and venue in any court in which any claim which is subject to this Agreement is brought against any Advisor or any other Indemnified Person. If any action, proceeding, or investigation is commenced as to which an Indemnified Person demands indemnification, the Indemnified Person shall have the right to retain counsel of its own choice to represent it, the Company shall pay the reasonable fees and expenses of such counsel, and such counsel shall to the extent consistent with its professional responsibilities cooperate with the Company and any counsel designated by the Company; provided that the Company shall not be responsible for the fees and expenses of more than one counsel.

                                WARRANT AGREEMENT
                                      (SBI)

      This Warrant Agreement (this "AGREEMENT") is entered into as of _______, 2002, between J2 Communications (the "COMPANY") and SBI USA ("Holder").

      WHEREAS, the Company and Holder have established an advisory relationship in which the Holder provides certain services to the Company; and

      WHEREAS, in consideration of such relationship the Company desires to issue to Holder, and Holder desires to acquire, a warrant to purchase up to 50,000 shares of the Company's Common Stock (the "WARRANT SHARES"), as more particularly described in the Common Stock Warrant attached hereto as Exhibit A (the "WARRANT") on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

      1. Issuance of Warrants. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue the Warrant to Holder concurrently with the execution and delivery of this Agreement.

      2. Representations and Warranties. Holder hereby represents and warrants to the Company as follows:

            a. Organization and Standing. Holder is a resident of the State of
      __________.

            b. Knowledge. Holder is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of his investment in the Company, has no need for liquidity in his investment and has the ability to bear the economic risks of his investment.

            c. Investment. Holder is acquiring the Warrant and any Warrant Shares purchased pursuant thereto for investment for his own account and not with the view to, or for resale in connection with, any public distribution thereof. Holder understands that the Warrant and the Warrant Shares have not been registered under the Securities Act or under any state securities laws by reason of a specified exemption from the registration provisions of the Securities Act and such state securities laws which depends upon, among other things, the bona fide nature of Holder's investment intent as expressed herein.

            d. Resale Restrictions. Holder acknowledges that the Warrant and the Warrant Shares acquired by it must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

            e. Exemption from Securities Act. The offer and sale by the Company of the Warrants and the Warrant Shares to Holder, as contemplated by this Agreement, qualifies for exemption from the registration requirements of the Securities Act, without limitation, pursuant to the requirements of Rule 506 promulgated thereunder in so far as such requirements apply to the purchasers of securities in a transaction relying on such rule for an exemption from the registration requirements of the Securities Act.

      3. Assignment. Except as expressly permitted herein, this Agreement is not assignable by either party without the prior written consent of the other party.

      4. Miscellaneous:

            a. If any provision of this Agreement is held invalid for any reason, such holding shall not affect the remaining provisions of this Agreement, but instead this Agreement shall be construed and enforced as if such provision had never been included in this Agreement.

            b. The substantive laws of the State of California shall govern this Agreement, without reference to California conflict of law provisions.

            c. Any reference to the masculine, feminine or neuter gender in this Agreement shall be a reference to such other gender as is appropriate.

            d. This Agreement shall not be construed as giving Holder any right to be retained by the Company in any capacity.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       J2 COMMUNICATIONS


                                       By:
                                           ------------------------------------
                                           Daniel S. Laikin, Chief Operating
                                           Officer

                                                       "COMPANY"

                                       -----------------------------------------
                                       SBI USA

                                                       "HOLDER"

                                    EXHIBIT A

                              COMMON STOCK WARRANT
                               (SBI $7.00 WARRANT)

      THIS COMMON STOCK WARRANT (this "WARRANT") evidences that, for value received, the undersigned, SBI USA, and its assignee(s) (the "HOLDER") is entitled, upon the terms and subject to the conditions hereafter set forth, to subscribe for and purchase from J2 COMMUNICATIONS, a California corporation (the "COMPANY"), fifty thousand (50,000) fully paid and nonassessable shares of the Company's Common Stock, no par value (the "COMMON STOCK"). The number and exercise price of the shares of Common Stock that may be purchased upon the exercise of this Warrant are subject to adjustment as provided herein.

      SECTION 1. EXERCISE PERIOD. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part and at any time or from time to time, with respect to the shares of the Common Stock on or after the date of issuance and before May 30, 2003 (the "EXERCISE PERIOD").

      SECTION 2. EXERCISE PRICE. The price per share for purchase of the Common Stock upon exercise of the Warrant shall be equal to Seven Dollars ($7.50) per share (the "EXERCISE PRICE"). Such Exercise Price shall be subject to adjustment as provided in Section 8 hereof.

      SECTION 3. EXERCISE OF WARRANT.

            (a) During the Exercise Period, this Warrant may be exercised, in whole or in part and from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal office of the Company and upon payment of the Exercise Price of the shares thereby purchased (payment to be by check or bank draft payable to the order of the Company).

            (b) Upon exercise, the Holder shall be entitled to receive, within a reasonable time, one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, for the number of shares of Common Stock so purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant shall have been exercised.

            (c) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Exercise Price per share as then in effect.

            (d) If an exercise of any portion of this Warrant is to be made in connection with a registered public offering of the Company's stock or the sale of the Company by whatever means or structure effected, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

      SECTION 4. STATUS OF SHARES. The Company represents, warrants and covenants that all shares of Common Stock that are issued upon the exercise of rights represented by this Warrant will be fully paid, nonassessable, and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      SECTION 5. CHARGES, TAXES, AND EXPENSES. The issuance of certificates in the name of the Holder for the Common Stock purchasable upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax in respect thereof. The Holder shall pay all stock transfer taxes, if any, in respect of any transfer of this Warrant or any Common Stock that may be purchased upon the exercise of this Warrant.

      SECTION 6. NO RIGHTS AS SHAREHOLDER. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to exercise and payment of the Exercise Price in accordance with Section 4 hereof.

      SECTION 7. ADJUSTMENTS.

            (a) Adjustment of the Exercise Price for Stock Splits, Reverse Stock Splits, and Stock Dividends. In the event that the outstanding shares of Common Stock shall be subdivided (split) or combined (reverse split), by reclassification or otherwise, or in the event of any dividend payable on the Common Stock in shares of Common Stock, the applicable Exercise Price and the number of shares of Common Stock available for purchase under this Warrant in effect immediately prior to such subdivision, combination, or dividend shall be proportionately adjusted.

            (b) Adjustment for Capital Reorganizations. If at any time there shall be a capital reorganization of the Company's Common Stock or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive, on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment, as determined in good faith by the Board, shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of shares purchasable on exercise of this Warrant, but without any change in the aggregate Exercise Price) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant.

            (c) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 8, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of the Holder, furnish or cause to be furnished to the Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

            (d) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to each Holder, at least ten days prior to the date specified for the taking of a record, a notice describing the proposed event and specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      SECTION 8. SALE OR TRANSFER OF THE WARRANT; LEGEND. The Warrant, and any shares of Common Stock of the Company purchased upon exercise of the Warrant, shall not be sold or transferred unless either (i) they first shall have been registered under the 1933 Act, or (ii) the such sale or transfer is exempt from the registration requirements of the 1933 Act. Such Warrant and shares may be subject to additional restrictions on transfer imposed under applicable state and federal securities law. Each certificate representing any Warrant and any such share that has not been registered and that has not been sold pursuant to an exemption that permits removal of the legend shall bear a legend substantially in the following form, as appropriate:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION FROM SUCH REGISTRATION UNDER SAID ACT.

      Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received a written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that such legend is not required in order to establish compliance with any provisions of the Securities Act.

      SECTION 9. CHANGE OF CONTROL. Notwithstanding the terms of Section 1, all of the purchase rights represented by this Warrant shall become immediately vested and exercisable if there is a change of control of the Company after the issuance date of this Warrant and prior to the termination of the Service Agreement. The term "change of control" with respect to the Company means that
(a) there shall have occurred (i) a reorganization, consolidation or merger involving the Company in which neither the Company nor a wholly-owned subsidiary of the Company is the continuing or surviving company and pursuant to which shares of common stock of the Company shall have been converted into cash, securities or other property, or (ii) a sale, lease, exchange or other transfer, directly or indirectly, in one transaction or in a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, and that in any such case (b) immediately following any such reorganization, merger, consolidation or transfer of assets, the individuals and entities who were the beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such reorganization, merger, consolidation or transfer of assets, do not beneficially own both (i) more than fifty percent (50%) of the then-outstanding voting securities entitled to vote generally in the election of directors, and (ii) more than fifty percent (50%) of the outstanding securities (voting or nonvoting), of the company that is the surviving, continuing or transferee company in such reorganization, merger, consolidation or transfer of assets.

      SECTION 10. REPRESENTATIONS. The provisions respecting the making of representations regarding investment intent and investor suitability in, and that are required to be made by investors in the Company pursuant to the Warrant Agreement dated as of the issuance date of this Warrant between the Company and Holder are hereby incorporated in full herein by this reference with the same effect as if fully set forth herein, and are applicable to the purchase of this Warrant and to purchases of Common Shares pursuant to the exercise of purchase rights hereunder.

      SECTION 11. LOSS, THEFT, DESTRUCTION, OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and in case of loss, theft, or destruction upon receipt of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation in lieu of this Warrant.

      SECTION 12. SATURDAYS, SUNDAYS, HOLIDAYS, AND SO FORTH. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a legal holiday.

      SECTION 13. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant.

      SECTION 14. ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

      SECTION 15. GOVERNING LAW. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and the Holder has accepted same as evidenced by his, her or its signature below, all as of the issuance date of this Warrant, which is ________, 2002.

                                       J2 COMMUNICATIONS


                                    By
                                        ----------------------------------------
                                        James P. Jimirro, President

                                                      "COMPANY"

                                       -----------------------------------------
                                       SBI USA

                                                       "HOLDER"

                 NOTICE OF EXERCISE OF STOCK PURCHASE WARRANT

To:   The Company

      1. Pursuant to the terms of the attached Warrant, the undersigned hereby elects to purchase _____ shares of Common Stock of J2 Communications, a California corporation (the "COMPANY"), and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares of Common Stock, in the name of the undersigned or in such other name(s) as is/are specified immediately below or, if necessary, on an attachment hereto:

         [List names and addresses]

      3. In the event of partial exercise, please reissue an appropriate Warrant exercisable into the remaining shares.

      4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. The undersigned further represents that such shares shall not be sold or transferred unless either (a) they first shall have been registered under the 1933 Act or
         (b) the Company first shall have been furnished with an opinion of legal counsel reasonably satisfactory to the Company to the effect that such sale or transfer is exempt from the registration requirement.

Date:
      -------------                       --------------------------------------
                                          Warrant Holder


                                     PAGE 6